UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

March 31, 2021
Annual Report
to Shareholders
DWS RREEF Real Assets Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
15	Consolidated Portfolio Summary
17	Consolidated Investment Portfolio
26	Consolidated Statement of Assets and Liabilities
28	Consolidated Statement of Operations
29	Consolidated Statements of Changes in Net Assets
30	Consolidated Financial Highlights
37	Notes to Consolidated Financial Statements
53	Report of Independent Registered Public Accounting Firm
55	Information About Your Fund’s Expenses
57	Tax Information
58	Liquidity Risk Management
59	Advisory Agreement Board Considerations and Fee Evaluation
64	Board Members and Officers
69	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	DWS RREEF Real Assets Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS RREEF Real Assets Fund	| 3

Letter to Shareholders
Dear Shareholder:
The outlook for economic recovery remains positive overall, buoyed by progress in the approval and distribution of coronavirus vaccines and a resolution of the 2020 elections. We still, however, have a long road ahead.
Restrictive measures are likely to remain in place, at least to some degree, until broad vaccine distribution is achieved. This suggests that full recovery might take some time. This view appears to be shared by the U.S. Federal Reserve (Fed). Despite more optimism on growth and employment, inflation is expected to remain below the 2% target. Only by 2023 are inflation and unemployment forecasts at levels that would reflect what the Fed would currently see as a full recovery.
As the recovery unfolds, long-term interest rates will likely climb, at least modestly, and S&P earnings per share (EPS) could return to its prior peak in the second quarter of this year. That is a reasonable and constructive outlook, but it provides little help in forecasting equity returns for 2021. Fair or sustainable price-to-earnings ratios (PEs) on mid-cycle earnings remains uncertain.
As we move forward, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.
We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4 |	DWS RREEF Real Assets Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.
Investment Process
The investment process starts with top-down allocations to each of the underlying real assets categories, and then continues with allocations to the subsectors within each category. Portfolio management then monitors the current economic environment and reviews the real assets category and subsector allocations. Investment positions are adjusted on an ongoing basis based upon portfolio management’s macro views in an effort to increase returns through tactical allocations. Within each of the subsectors, portfolio management values each individual security and uses the relative attractiveness of each to select the best investments to fill the subsector allocations defined by the top-down allocation process. The portfolio is monitored on an ongoing basis for risk management purposes.
Class A shares of DWS RREEF Real Assets Fund returned 33.59% in the 12 months that ended on March 31, 2021, outperforming the 33.21% return of the custom blended benchmark. In managing the Fund, we combine top-down analysis and bottom-up company research to invest in global real estate investment trusts (REITs), global infrastructure stocks, commodities (both futures and equities) and Treasury Inflation Protected Securities (TIPS).
The real assets category was well positioned to benefit from the improving market conditions that characterized the past 12 months. When the period began in April 2020, the financial markets were just days beyond the lows reached in the coronavirus-induced sell-off of the previous two months. The markets started to recover in the second calendar quarter of 2020 due to aggressive interest rate cuts by world central banks and substantial fiscal stimulus in the United States. The rally gained steam as the year progressed thanks to optimism surrounding the potential for a coronavirus vaccine, together with its eventual approval in
DWS RREEF Real Assets Fund	| 5

November 2020. The emergence of concerns about inflation in late 2020 and early 2021 provided a further tailwind for the real-assets universe.
Commodities exhibited impressive strength in the annual period. The Bloomberg Commodity Index returned 35.04% and outperformed the larger category. Energy and industrial metals prices moved sharply higher on expectations that a rebound in global growth would fuel increased demand. At the same time, supplies were expected to remain fairly stable. Agricultural commodities — particularly corn and soybeans — also performed very well amid rising demand from China and the prospects of a recovery for restaurants and large-scale food-service providers. However, precious metals were clear laggards in the space.
“The real assets category was well positioned to benefit from the improving market conditions that characterized the past 12 months.”
Natural resource equities delivered even larger gains than the underlying commodities, as they gained an added boost from the rally in the stock prices. The S&P Global Natural Resources Index advanced 66.45% on expectations for accelerating growth, and it finished March 2021 near its highest level of the past nine years.
Global real estate returned 34.65%, as measured by the FTSE EPRA/NAREIT Developed Index, due to the combination of better-than-expected economic growth and stable property prices. The category’s performance was driven by broad-based strength in sectors most leveraged to a re-opening of the economy.
Global infrastructure stocks rose 23.94%, as gauged by the Dow Jones Brookfield Global Infrastructure Index. The category was propelled not only by the improving economic outlook and the rally in equities, but also expectations for rising infrastructure spending in the United States under the new administration.
TIPS, while posting a gain of 7.54% — based on the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index — lagged on a relative basis. Although TIPS outpaced plain-vanilla Treasuries due to increasing
6 |	DWS RREEF Real Assets Fund

inflation expectations, their returns were dampened by the broader weakness in the government bond market.
Fund Performance
Security selection and asset allocation both made slight contributions to the Fund’s relative performance in the 12-month period.
Selection made the largest contribution in infrastructure, with the best results occurring in the U.S. midstream energy industry. Our security selection also added value in commodity futures and global real estate. Among individual holdings, an underweight in the U.S. midstream energy company Kinder Morgan Inc. and an overweight the base-metals mining concern Freeport-McMoRan Inc. were key contributors. The Fund further benefited from its underweights in natural gas and gold in the commodity futures category. On the other hand, overweight positions in the midstream energy companies TC Energy Corp. and ONEOK, Inc. detracted, as did the U.S. utility FirstEnergy Corp.* An underweight in silver detracted, as well.
From an allocation perspective, the Fund benefited from its overweights in the infrastructure and natural resource equity categories. However, the contribution was largely offset by the adverse impact of underweights in real estate and commodity futures. The Fund’s cash position, while limited, nonetheless detracted given the strong return for the benchmark.
Fund Positioning
At the close of the period, the Fund’s positioning reflected our belief that natural resources equities, commodities, and select infrastructure sectors were poised for continued strength due to their above-average sensitivity to both economic growth and inflation.
Our positioning in infrastructure favored sectors likely to benefit from further re-opening trends and increased mobility. In this vein, we raised the Fund’s weightings in cyclical infrastructure segments — such as U.S. midstream energy and global transportation stocks — in late 2020 and early 2021. Although fundamentals remained healthy in the communication and utility sectors, we thought a limited weighting in these defensive segments was warranted given the attractive relative valuations and recovery potential in more economically sensitive areas. We also believed utilities focused on renewable energy stood to benefit from secular growth tailwinds and favorable government policy. Overall,
DWS RREEF Real Assets Fund	| 7

our view was that stable, “pure-play”  infrastructure companies that own physical economic assets offered compelling long-term investment opportunities. Expecting performance dispersion to continue, we maintained an emphasis on companies with quality fundamentals and resilient earnings.
In the real estate sector, we looked to valuations and the likelihood of each company’s cash flows recovering to pre-COVID-19 levels as a framework to assess potential opportunities. In our view, long-term performance will ultimately be driven by the pricing and fundamentals of each firm’s underlying assets, even if broader sector-level themes influence short-term returns. We therefore continued to focus on identifying real estate securities with high-quality assets and sustainable business models.
We maintained a positive view on commodities. Although headlines and developments surrounding COVID-19 continued to affect near-term performance, we saw a favorable combination of rising demand and limited supply growth. We preferred industrial metals (including copper and aluminum) on the belief that the economic recovery was likely to fuel higher demand. Constructive supply-and-demand trends were also apparent in the energy space, particularly for crude oil. In the agricultural complex, we favored grains due to the low level of inventories. Within the natural resource equities segment, we identified attractive opportunities among agricultural chemical companies. Additionally, we believed the paper & packaging industry would see support from an acceleration of e-commerce and the shift away from services to goods consumption stemming from COVID-19.
More broadly speaking, we maintained a focus on individual security selection. In our view, companies with balance sheet liquidity, strong management, stable demand, and quality business models are less likely to be affected by external factors.
* Not held at March 31, 2021.
8 |	DWS RREEF Real Assets Fund

Portfolio Management Team
John W. Vojticek, Global Head of Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—
Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.
—
Head and Chief Investment Officer of Liquid Real Assets for DWS.
—
BS in Business Administration, University of Southern California.
Francis X. Greywitt III, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—
Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.
—
Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.
—
Investment industry experience began in 1999.
—
BBA, St. Bonaventure University; MBA, University of Chicago.
Evan Rudy, CFA, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—
Joined DWS in 2007; Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.
—
Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.
—
BS, Miami University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Blended Index (Real Assets) is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and, 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Index.
Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure
DWS RREEF Real Assets Fund	| 9

across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. The Bloomberg Barclays U.S. Treasury Inflation Notes Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Contribution and detraction incorporate both a security’s total return and its weighting in the Fund.
10 |	DWS RREEF Real Assets Fund

Performance Summary	March 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/21
Unadjusted for Sales Charge	33.59%	7.75%	3.82%
Adjusted for the Maximum Sales Charge (max 5.75% load)	25.91%	6.48%	3.20%
MSCI World Index†	54.03%	13.36%	9.88%
Bloomberg Barclays U.S. Treasury Inflation Notes Index†	7.54%	3.86%	3.44%
Blended Index†	33.21%	5.89%	3.84%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/21
Unadjusted for Sales Charge	33.59%	7.77%	3.86%
Adjusted for the Maximum Sales Charge (max 2.50% load)	30.25%	7.23%	3.59%
MSCI World Index†	54.03%	13.36%	9.88%
Bloomberg Barclays U.S. Treasury Inflation Notes Index†	7.54%	3.86%	3.44%
Blended Index†	33.21%	5.89%	3.84%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/21
Unadjusted for Sales Charge	32.58%	6.96%	3.04%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	32.58%	6.96%	3.04%
MSCI World Index†	54.03%	13.36%	9.88%
Bloomberg Barclays U.S. Treasury Inflation Notes Index†	7.54%	3.86%	3.44%
Blended Index†	33.21%	5.89%	3.84%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/21
No Sales Charges	33.15%	7.46%	3.59%
MSCI World Index†	54.03%	13.36%	9.88%
Bloomberg Barclays U.S. Treasury Inflation Notes Index†	7.54%	3.86%	3.44%
Blended Index†	33.21%	5.89%	3.84%

DWS RREEF Real Assets Fund	| 11

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 3/31/21
No Sales Charges	33.94%	8.05%	5.11%
MSCI World Index†	54.03%	13.36%	9.84%
Bloomberg Barclays U.S. Treasury Inflation Notes Index†	7.54%	3.86%	3.32%
Blended Index†	33.21%	5.89%	3.16%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/21
No Sales Charges	33.81%	7.90%	3.99%
MSCI World Index†	54.03%	13.36%	9.88%
Bloomberg Barclays U.S. Treasury Inflation Notes Index†	7.54%	3.86%	3.44%
Blended Index†	33.21%	5.89%	3.84%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/21
No Sales Charges	33.94%	8.06%	4.14%
MSCI World Index†	54.03%	13.36%	9.88%
Bloomberg Barclays U.S. Treasury Inflation Notes Index†	7.54%	3.86%	3.44%
Blended Index†	33.21%	5.89%	3.84%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2020 are 1.36%, 1.32%, 2.10%, 1.75%, 1.00%, 1.17% and 1.07% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the DWS RREEF
12 |	DWS RREEF Real Assets Fund

Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS RREEF Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Prior to April 26, 2016, the Fund was known as the Deutsche Alternative Asset Allocation Fund (AAA Fund). On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other DWS funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
DWS RREEF Real Assets Fund	| 13

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on November 28, 2014.
†	The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
The Bloomberg Barclays U.S. Treasury Inflation Notes Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.
The Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S& P Global Natural Resources Index and 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.
	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
3/31/21	$11.50	$11.50	$11.42	$11.57	$11.42	$11.41	$11.42
3/31/20	$ 8.73	$ 8.73	$ 8.67	$ 8.79	$ 8.67	$ 8.66	$ 8.67
Distribution Information as of 3/31/21
Income Dividends, Twelve Months	$ .14	$ .14	$ .06	$ .12	$ .17	$ .16	$ .17
14 |	DWS RREEF Real Assets Fund

Consolidated Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Net Assets)	3/31/21	3/31/20
Common Stocks
Infrastructure	36%	40%
Natural Resource Equities	27%	8%
Real Estate	22%	23%
Commodity Futures	12%	11%
Treasury Inflation Protected Securities	3%	17%
Cash Equivalents, U.S. Treasury Notes, Short-Term U.S. Treasury Obligations and Other Assets and Liabilities, net*	0%	1%
	100%	100%
* Net of notional exposure to futures contracts
Sector Diversification (As a % of Common Stocks)	3/31/21	3/31/20
Real Estate	32%	45%
Materials	21%	7%
Energy	19%	12%
Industrials	14%	10%
Utilities	10%	23%
Consumer Staples	3%	1%
Communication Services	1%	2%
Information Technology	0%	—
	100%	100%
Geographical Diversification (As a % of Common Stocks and Government & Agency Obligations)	3/31/21	3/31/20
United States	52%	65%
Canada	8%	7%
United Kingdom	6%	5%
Australia	5%	2%
Japan	4%	4%
Hong Kong	4%	3%
Spain	3%	2%
Singapore	3%	2%
Bermuda	2%	—
Netherlands	2%	1%
France	2%	2%
Sweden	2%	1%
Other	7%	6%
	100%	100%

DWS RREEF Real Assets Fund	| 15

Ten Largest Equity Holdings at March 31, 2021 (18.6% of Net Assets)	Country	Percent
1 Cheniere Energy, Inc.	United States	2.9%
Developer of liquefied natural gas terminals
2 Crown Castle International Corp.	United States	2.2%
Provider of wireless infrastructure
3 Freeport-McMoRan, Inc.	United States	2.2%
Operator of mineral exploration and development
4 American Tower Corp.	United States	2.0%
Operator and developer of wireless communications and broadcast towers
5 Williams Companies, Inc.	United States	1.8%
Integrated natural gas company that produces, gathers, processes and transports natural gas
6 Anglo American PLC	United Kingdom	1.6%
Global mining and natural resources co.
7 Nutrien Ltd.	Canada	1.6%
Provider of crop inputs and services to agriculture industry worldwide
8 BHP Group Ltd.	Australia	1.5%
Producer of petroleum, minerals and steel products
9 Waste Connections, Inc.	Canada	1.4%
Provider of non-hazardous solid waste collection services
10 ENN Energy Holdings Ltd.	China	1.4%
Distributor of natural gas in China
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s consolidated investment portfolio, see page 17. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 69 for contact information.
16 |	DWS RREEF Real Assets Fund

Consolidated Investment Portfolio	as of March 31, 2021
	Shares	Value ($)
Common Stocks 83.1%
Communication Services 0.5%
Diversified Telecommunication Services
Cellnex Telecom SA 144A (a)	137,046	7,914,636
Consumer Staples 2.6%
Food Products
Archer-Daniels-Midland Co.	249,751	14,235,807
Bunge Ltd.	224,896	17,827,506
Wilmar International Ltd.	1,813,400	7,336,742
		39,400,055
Energy 15.6%
Energy Equipment & Services 0.5%
Schlumberger NV	277,750	7,552,023
Oil, Gas & Consumable Fuels 15.1%
Canadian Natural Resources Ltd.	361,685	11,181,238
Cheniere Energy, Inc.*	623,169	44,874,400
ConocoPhillips	278,300	14,741,551
Devon Energy Corp.	491,600	10,741,460
Gazprom PJSC (ADR)	1,155,773	6,928,859
Gibson Energy, Inc.	251,400	4,455,063
Kinder Morgan, Inc.	658,000	10,955,700
Marathon Petroleum Corp.	157,696	8,435,159
ONEOK, Inc.	174,810	8,855,875
Pembina Pipeline Corp.	516,700	14,924,970
Petroleo Brasileiro SA (ADR)	304,163	2,579,302
Rosneft Oil Co. PJSC (GDR), REG S	1,059,768	8,013,966
Royal Dutch Shell PLC “A”	1,062,200	20,579,376
Targa Resources Corp.	416,000	13,208,000
TC Energy Corp.	423,753	19,425,806
TOTAL SE	69,959	3,263,840
Williams Companies, Inc.	1,166,542	27,635,380
		230,799,945
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 17

	Shares	Value ($)
Industrials 12.0%
Commercial Services & Supplies 2.4%
Republic Services, Inc.	164,645	16,357,481
Waste Connections, Inc.	196,651	21,234,375
		37,591,856
Construction & Engineering 1.6%
Ferrovial SA	539,109	14,036,544
VINCI SA	95,920	9,837,414
		23,873,958
Road & Rail 3.2%
Canadian National Railway Co.	91,761	10,648,861
CSX Corp.	205,661	19,829,834
Union Pacific Corp.	83,756	18,460,660
		48,939,355
Transportation Infrastructure 4.8%
Aena SME SA 144A*	80,306	13,011,813
Auckland International Airport Ltd.*	1,454,175	7,944,659
Getlink SE*	632,538	9,707,890
Grupo Aeroportuario del Pacifico SAB de CV (ADR)*	101,030	10,627,346
Japan Airport Terminal Co., Ltd.	171,504	8,463,865
Sydney Airport (Units)*	2,331,339	10,988,217
Transurban Group (Units)	1,274,431	12,933,161
		73,676,951
Information Technology 0.1%
IT Services
SUNeVision Holdings, Ltd.	1,566,100	1,619,945
Materials 17.1%
Chemicals 4.2%
CF Industries Holdings, Inc.	304,755	13,829,782
Corteva, Inc.	422,588	19,701,052
Nutrien Ltd. (a)	448,170	24,143,478
OCI NV*	285,940	6,213,749
		63,888,061
Containers & Packaging 1.4%
Sealed Air Corp.	217,200	9,952,104
Westrock Co.	234,290	12,194,795
		22,146,899
Metals & Mining 9.0%
Anglo American Platinum Ltd.	41,130	5,999,213
The accompanying notes are an integral part of the consolidated financial statements.
18 |	DWS RREEF Real Assets Fund

	Shares	Value ($)
Anglo American PLC	646,163	25,349,495
ArcelorMittal SA*	455,849	13,273,815
BHP Group Ltd.	659,383	22,821,768
Freeport-McMoRan, Inc.	1,017,352	33,501,401
Glencore PLC*	2,591,905	10,167,589
Impala Platinum Holdings Ltd.	173,400	3,221,145
Nippon Steel Corp.*	533,200	9,139,693
Novolipetsk Steel PJSC (GDR)	156,580	4,991,770
Rio Tinto Ltd.	107,135	9,034,384
		137,500,273
Paper & Forest Products 2.5%
Mondi PLC	360,050	9,179,624
Oji Holdings Corp.	1,080,600	7,016,115
Stora Enso Oyj	509,724	9,511,079
Svenska Cellulosa AB SCA “B” *	691,711	12,241,883
		37,948,701
Real Estate 26.7%
Equity Real Estate Investment Trusts (REITs) 22.1%
Activia Properties, Inc.	735	3,232,286
Agree Realty Corp.	70,548	4,748,586
American Tower Corp.	130,809	31,271,200
AvalonBay Communities, Inc.	38,630	7,127,621
Big Yellow Group PLC	457,400	7,039,665
British Land Co. PLC	1,590,400	11,062,271
CoreSite Realty Corp.	25,020	2,998,647
Crown Castle International Corp.	197,690	34,028,379
EastGroup Properties, Inc.	51,167	7,331,208
Empire State Realty Trust, Inc. “A”	437,100	4,864,923
EPR Properties	88,700	4,132,533
Essential Properties Realty Trust, Inc.	306,147	6,989,336
Extra Space Storage, Inc.	53,773	7,127,611
Global One Real Estate Investment Corp.	2,749	3,004,430
GPT Group	2,034,984	7,106,031
Granite Real Estate Investment Trust	51,017	3,102,347
Howard Hughes Corp.*	50,110	4,766,964
Hulic Reit, Inc.	2,385	3,745,182
Inmobiliaria Colonial Socimi SA	325,610	3,154,080
Kenedix Retail REIT Corp.	1,871	4,548,572
Keppel REIT	8,377,500	7,609,712
Life Storage, Inc.	75,082	6,453,298
Link REIT	1,410,968	12,893,272
Mapletree Logistics Trust	5,196,100	7,470,831
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 19

	Shares	Value ($)
Medical Properties Trust, Inc.	309,900	6,594,672
Mid-America Apartment Communities, Inc.	42,013	6,064,997
Mirvac Group	5,383,824	10,228,819
Park Hotels & Resorts, Inc.	401,100	8,655,738
Retail Properties of America, Inc. “A”	721,571	7,562,064
Rexford Industrial Realty, Inc.	115,391	5,815,706
RioCan Real Estate Investment Trust (a)	494,400	7,655,784
Ryman Hospitality Properties, Inc. *	39,200	3,038,392
SBA Communications Corp.	40,795	11,322,652
Segro PLC	602,061	7,784,507
Simon Property Group, Inc.	132,330	15,055,184
SL Green Realty Corp.	70,915	4,963,341
Sun Communities, Inc.	28,146	4,223,026
Unibail-Rodamco-Westfield*	37,980	3,079,083
UNITE Group PLC*	581,847	8,561,788
VICI Properties, Inc.	262,000	7,398,880
Vicinity Centres	2,847,013	3,574,156
Welltower, Inc.	169,288	12,126,099
Weyerhaeuser Co.	252,100	8,974,760
		338,488,633
Real Estate Management & Development 4.6%
CapitaLand Ltd.	2,791,800	7,831,111
Castellum AB (a)	195,771	4,318,803
City Developments Ltd.	1,303,500	7,754,990
CK Asset Holdings Ltd.	1,574,200	9,601,563
Daibiru Corp.	351,900	4,553,538
Fabege AB	344,379	4,645,846
Fastighets AB Balder “B” *	88,644	4,394,215
Hysan Development Co., Ltd.	2,349,000	9,191,787
Mitsubishi Estate Co., Ltd.	277,400	4,852,494
PSP Swiss Property AG (Registered)	35,925	4,385,442
Vonovia SE	55,981	3,659,936
Wharf Holdings, Ltd.	2,311,000	6,124,767
		71,314,492
Utilities 8.5%
Electric Utilities 1.8%
Edison International	98,143	5,751,180
Eversource Energy	40,300	3,489,577
Hydro One Ltd. 144A	182,116	4,241,693
Orsted AS 144A	43,460	7,038,174
Terna Rete Elettrica Nazionale SpA	923,963	6,988,443
		27,509,067
The accompanying notes are an integral part of the consolidated financial statements.
20 |	DWS RREEF Real Assets Fund

	Shares	Value ($)
Gas Utilities 4.3%
China Gas Holdings Ltd.	2,400,000	9,861,567
China Resources Gas Group Ltd.	1,396,000	7,777,456
ENN Energy Holdings Ltd.	1,284,109	20,760,418
Hong Kong & China Gas Co., Ltd.	8,263,000	13,104,065
Tokyo Gas Co., Ltd.	645,208	14,385,877
		65,889,383
Multi-Utilities 1.6%
National Grid PLC	803,023	9,589,045
NiSource, Inc.	175,152	4,222,915
Sempra Energy	84,175	11,159,921
		24,971,881
Water Utilities 0.8%
American Water Works Co., Inc.	39,616	5,939,231
Severn Trent PLC	200,604	6,391,617
		12,330,848
Total Common Stocks (Cost $1,121,578,287)		1,273,356,962
	Principal Amount ($)	Value ($)
Government & Agency Obligations 13.4%
U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/2044	2,234,360	2,918,109
U.S. Treasury Inflation-Indexed Notes:
0.25%, 1/15/2025	5,414,579	5,881,093
0.375%, 1/15/2027	8,295,088	9,149,115
0.375%, 7/15/2027	10,581,445	11,734,864
0.5%, 1/15/2028	6,593,450	7,342,854
0.625%, 1/15/2026	7,152,654	7,953,229
U.S. Treasury Notes:
0.125%, 5/31/2022	35,000,000	35,009,570
1.375%, 1/31/2022	23,735,000	23,991,820
1.625%, 8/31/2022	39,500,000	40,336,289
1.75%, 7/31/2021	12,620,000	12,691,973
1.875%, 3/31/2022	24,076,000	24,506,735
2.875%, 10/15/2021	23,700,000	24,061,055
Total Government & Agency Obligations (Cost $201,650,045)		205,576,706

The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 21

	Shares	Value ($)
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c) (Cost $12,438,690)	12,438,690	12,438,690
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 0.04% (b) (Cost $34,835,011)	34,835,011	34,835,011
	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $1,370,502,033)	99.6	1,526,207,369
Other Assets and Liabilities, Net	0.4	6,567,513
Net Assets	100.0	1,532,774,882
A summary of the Fund’s transactions with affiliated investments during the year ended March 31, 2021 are as follows:
Value ($) at 3/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 3/31/2021	Value ($) at 3/31/2021
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c)
1,509,854	10,928,836 (d)	—	—	—	37,232	—	12,438,690	12,438,690
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 0.04% (b)
5,809,658	664,543,632	635,518,279	—	—	14,987	—	34,835,011	34,835,011
7,319,512	675,472,468	635,518,279	—	—	52,219	—	47,273,701	47,273,701
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at March 31, 2021 amounted to $11,799,933, which is 0.8% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the consolidated financial statements.
22 |	DWS RREEF Real Assets Fund

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended March 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
LME: London Metal Exchange
PJSC: Public Joint Stock Company
RBOB: Reformulated Blendstock for Oxygenate Blending
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
WTI: West Texas Intermediate
At March 31, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Brent Crude Oil Futures	USD	5/28/2021	237	15,672,732	14,767,470	(905,262)
Copper Futures	USD	7/28/2021	324	32,507,191	32,404,050	(103,141)
Corn Futures	USD	7/14/2021	432	11,435,437	11,826,000	390,563
Cotton No. 2 Futures	USD	7/8/2021	94	3,831,139	3,861,990	30,851
Gasoline RBOB Futures	USD	6/30/2021	82	6,767,966	6,672,750	(95,216)
Gold 100 oz. Futures	USD	6/28/2021	102	17,192,367	17,499,120	306,753
Lean Hogs Futures	USD	6/14/2021	89	3,452,755	3,748,680	295,925
Live Cattle Futures	USD	6/30/2021	100	4,779,879	4,916,000	136,121
LME Nickel Futures	USD	5/17/2021	116	12,359,139	11,168,364	(1,190,775)
LME Primary Aluminium Futures	USD	5/17/2021	314	16,619,798	17,271,963	652,165
LME Zinc Futures	USD	5/17/2021	130	8,852,982	9,139,813	286,831
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 23

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Natural Gas Futures	USD	4/28/2021	230	6,511,063	5,998,400	(512,663)
Palladium Futures	USD	6/28/2021	26	6,399,199	6,811,740	412,541
Silver Futures	USD	7/28/2021	37	4,463,090	4,545,820	82,730
Soybean Futures	USD	7/14/2021	143	9,872,491	10,208,413	335,922
Soybean Oil Futures	USD	5/14/2021	97	3,173,597	3,079,944	(93,653)
Soybean Oil Futures	USD	7/14/2021	102	2,954,219	3,106,512	152,293
Sugar Futures	USD	4/30/2021	205	3,635,684	3,391,192	(244,492)
WTI Crude Futures	USD	6/22/2021	175	10,542,630	10,330,250	(212,380)
Total net unrealized depreciation						(274,887)
At March 31, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
LME Nickel Futures	USD	5/17/2021	21	2,138,043	2,021,859	116,184
LME Primary Aluminium Futures	USD	5/17/2021	2	113,022	110,013	3,009
LME Zinc Futures	USD	5/17/2021	1	70,454	70,306	148
Total unrealized appreciation						119,341
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the consolidated financial statements.
24 |	DWS RREEF Real Assets Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)
Communication Services	$ —	$ 7,914,636	$—	$ 7,914,636
Consumer Staples	32,063,313	7,336,742	—	39,400,055
Energy	214,508,752	23,843,216	—	238,351,968
Industrials	97,158,557	86,923,563	—	184,082,120
Information Technology	—	1,619,945	—	1,619,945
Materials	118,314,382	143,169,552	—	261,483,934
Real Estate	234,393,948	175,409,177	—	409,803,125
Utilities	34,804,517	95,896,662	—	130,701,179
Government & Agency Obligations	—	205,576,706	—	205,576,706
Short-Term Investments (a)	47,273,701	—	—	47,273,701
Derivatives (b)
Futures Contracts	3,202,036	—	—	3,202,036
Total	$781,719,206	$747,690,199	$ —	$1,529,409,405
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (3,357,582)	$ —	$—	$ (3,357,582)
Total	$ (3,357,582)	$ —	$ —	$ (3,357,582)
(a)	See Consolidated Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 25

Consolidated Statement of Assets and Liabilities
as of March 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $1,323,228,332) — including $11,799,933 of securities loaned	$ 1,478,933,668
Investment in DWS Government & Agency Securities Portfolio (cost $12,438,690)*	12,438,690
Investment in DWS Central Cash Management Government Fund (cost $34,835,011)	34,835,011
Foreign currency, at value (cost $868,370)	866,692
Deposit with broker for futures contracts	12,321,502
Receivable for Fund shares sold	33,568,482
Dividends receivable	2,917,063
Interest receivable	517,722
Receivable for variation margin on futures contracts	1,072,300
Foreign taxes recoverable	77,131
Other assets	66,150
Total assets	1,577,614,411
Liabilities
Cash overdraft	1,388,660
Payable upon return of securities loaned	12,438,690
Payable for investments purchased	29,438,373
Payable for Fund shares redeemed	311,594
Accrued management fee	817,876
Accrued Trustees' fees	2,223
Other accrued expenses and payables	442,113
Total liabilities	44,839,529
Net assets, at value	$ 1,532,774,882
Net Assets Consist of
Distributable earnings (loss)	(98,229,363)
Paid-in capital	1,631,004,245
Net assets, at value	$ 1,532,774,882
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the consolidated financial statements.
26 |	DWS RREEF Real Assets Fund

Consolidated Statement of Assets and Liabilities
as of March 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($91,893,281 ÷ 7,987,811 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.50
Maximum offering price per share (100 ÷ 94.25 of $11.50)	$ 12.20
Class T
Net Asset Value and redemption price per share ($13,333 ÷ 1,160 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$ 11.50
Maximum offering price per share (100 ÷ 97.50 of $11.50)	$ 11.79
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($12,356,027 ÷ 1,082,428 outstanding shares of beneficial interest,
no par value, unlimited number of shares authorized)	$ 11.42
Class R
Net Asset Value, offering and redemption price per share ($2,703,671 ÷ 233,686 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.57
Class R6
Net Asset Value, offering and redemption price per share ($36,712,554 ÷ 3,214,679 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.42
Class S
Net Asset Value, offering and redemption price per share ($242,751,734 ÷ 21,274,572 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.41
Institutional Class
Net Asset Value, offering and redemption price per share ($1,146,344,282 ÷ 100,401,154 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.42
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 27

Consolidated Statement of Operations
for the year ended March 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,041,756)	$ 17,614,770
Interest (net of foreign taxes withheld of $1,202)	1,228,194
Income distributions — DWS Central Cash Management Government Fund	14,987
Securities lending income, net of borrower rebates	37,232
Total income	18,895,183
Expenses:
Management fee	6,280,450
Administration fee	766,788
Services to shareholders	920,887
Distribution and service fees	355,549
Custodian fee	49,559
Professional fees	98,477
Reports to shareholders	89,143
Registration fees	116,681
Trustees' fees and expenses	27,226
Other	49,773
Total expenses before expense reductions	8,754,533
Expense reductions	(693,194)
Total expenses after expense reductions	8,061,339
Net investment income	10,833,844
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,923,686
Capital gain dividends received	310,347
Futures	17,663,387
Foreign currency	99,856
19,997,276
Change in net unrealized appreciation (depreciation) on:
Investments	181,503,149
Futures	9,448,563
Foreign currency	(34,400)
190,917,312
Net gain (loss)	210,914,588
Net increase (decrease) in net assets resulting from operations	$ 221,748,432
The accompanying notes are an integral part of the consolidated financial statements.
28 |	DWS RREEF Real Assets Fund

Consolidated Statements of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 10,833,844	$ 9,857,602
Net realized gain (loss)	19,997,276	(10,428,630)
Change in net unrealized appreciation (depreciation)	190,917,312	(86,994,852)
Net increase (decrease) in net assets resulting from operations	221,748,432	(87,565,880)
Distributions to shareholders:
Class A	(1,155,462)	(1,433,738)
Class T	(166)	(216)
Class C	(101,439)	(299,549)
Class R	(30,814)	(51,912)
Class R6	(82,318)	(37,900)
Class S	(2,862,199)	(4,496,598)
Institutional Class	(8,029,727)	(5,441,035)
Total distributions	(12,262,125)	(11,760,948)
Fund share transactions:
Proceeds from shares sold	1,003,890,337	450,974,048
Reinvestment of distributions	11,467,202	10,819,991
Payments for shares redeemed	(272,502,767)	(312,058,927)
Net increase (decrease) in net assets from Fund share transactions	742,854,772	149,735,112
Increase (decrease) in net assets	952,341,079	50,408,284
Net assets at beginning of period	580,433,803	530,025,519
Net assets at end of period	$1,532,774,882	$ 580,433,803
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 29

Consolidated Financial Highlights
DWS RREEF Real Assets Fund — Class A
	Years Ended March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.73	$10.05	$9.32	$8.88	$8.56
Income (loss) from investment operations:
Net investment income[a]	.11	.15	.14	.12	.10
Net realized and unrealized gain (loss)	2.80	(1.28)	.73	.47	.34
Total from investment operations	2.91	(1.13)	.87	.59	.44
Less distributions from:
Net investment income	(.14)	(.19)	(.14)	(.15)	(.12)
Net asset value, end of period	$11.50	$8.73	$10.05	$9.32	$8.88
Total Return (%)[b,c]	33.59	(11.51)	9.49	6.63	5.22 [d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	70	72	94	63
Ratio of expenses before expense reductions (%)	1.33	1.36	1.37	1.40	1.41 [e]
Ratio of expenses after expense reductions (%)	1.22	1.22	1.22	1.22	1.17 [e]
Ratio of net investment income (%)	1.07	1.48	1.42	1.32	1.17
Portfolio turnover rate (%)	74	88	72	143	222
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the consolidated financial statements.
30 |	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class T
	Years Ended March 31,			Period Ended
	2021	2020	2019	3/31/18 [a]
Selected Per Share Data
Net asset value, beginning of period	$8.73	$10.05	$9.31	$9.19
Income (loss) from investment operations:
Net investment income[b]	.11	.15	.13	.09
Net realized and unrealized gain (loss)	2.80	(1.28)	.75	.17
Total from investment operations	2.91	(1.13)	.88	.26
Less distributions from:
Net investment income	(.14)	(.19)	(.14)	(.14)
Net asset value, end of period	$11.50	$8.73	$10.05	$9.31
Total Return (%)[c,d]	33.59	(11.51)	9.61	2.91 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	10	11	10
Ratio of expenses before expense reductions (%)	1.31	1.32	1.33	1.43 **
Ratio of expenses after expense reductions (%)	1.22	1.22	1.22	1.22 **
Ratio of net investment income (%)	1.06	1.51	1.39	1.21 **
Portfolio turnover rate (%)	74	88	72	143 [e]
[a]	For the period from June 5, 2017 (commencement of operations) to March 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended March 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 31

DWS RREEF Real Assets Fund — Class C
	Years Ended March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.67	$9.97	$9.25	$8.82	$8.53
Income (loss) from investment operations:
Net investment income[a]	.03	.08	.07	.05	.04
Net realized and unrealized gain (loss)	2.78	(1.27)	.72	.46	.34
Total from investment operations	2.81	(1.19)	.79	.51	.38
Less distributions from:
Net investment income	(.06)	(.11)	(.07)	(.08)	(.09)
Net asset value, end of period	$11.42	$8.67	$9.97	$9.25	$8.82
Total Return (%)[b,c]	32.58	(12.05)	8.62	5.80	4.47 [d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	16	29	47	40
Ratio of expenses before expense reductions (%)	2.08	2.10	2.13	2.16	2.16 [e]
Ratio of expenses after expense reductions (%)	1.97	1.97	1.97	1.97	1.92 [e]
Ratio of net investment income (%)	.28	.79	.69	.57	.44
Portfolio turnover rate (%)	74	88	72	143	222
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the consolidated financial statements.
32 |	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class R
	Years Ended March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.79	$10.11	$9.38	$8.94	$8.62
Income (loss) from investment operations:
Net investment income[a]	.08	.13	.11	.10	.08
Net realized and unrealized gain (loss)	2.82	(1.28)	.74	.46	.35
Total from investment operations	2.90	(1.15)	.85	.56	.43
Less distributions from:
Net investment income	(.12)	(.17)	(.12)	(.12)	(.11)
Net asset value, end of period	$11.57	$8.79	$10.11	$9.38	$8.94
Total Return (%)[b]	33.15	(11.65)	9.16	6.33	4.95 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	3	4	2
Ratio of expenses before expense reductions (%)	1.71	1.75	1.75	1.82	1.78 [d]
Ratio of expenses after expense reductions (%)	1.47	1.47	1.47	1.47	1.42 [d]
Ratio of net investment income (%)	.80	1.26	1.18	1.07	.96
Portfolio turnover rate (%)	74	88	72	143	222
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 33

DWS RREEF Real Assets Fund — Class R6
	Years Ended March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.67	$9.97	$9.25	$8.82	$8.50
Income (loss) from investment operations:
Net investment income[a]	.21	.17	.16	.14	.12
Net realized and unrealized gain (loss)	2.71	(1.25)	.73	.46	.35
Total from investment operations	2.92	(1.08)	.89	.60	.47
Less distributions from:
Net investment income	(.17)	(.22)	(.17)	(.17)	(.15)
Net asset value, end of period	$11.42	$8.67	$9.97	$9.25	$8.82
Total Return (%)[b]	33.94	(11.17)	9.74	6.85	5.59 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	4	1.31		.02
Ratio of expenses before expense reductions (%)	.95	1.00	1.06	1.13	1.02 [d]
Ratio of expenses after expense reductions (%)	.93	.95	.95	.95	.86 [d]
Ratio of net investment income (%)	2.04	1.66	1.70	1.51	1.41
Portfolio turnover rate (%)	74	88	72	143	222
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the consolidated financial statements.
34 |	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class S
	Years Ended March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.66	$9.97	$9.24	$8.81	$8.50
Income (loss) from investment operations:
Net investment income[a]	.12	.17	.15	.14	.12
Net realized and unrealized gain (loss)	2.79	(1.27)	.74	.45	.33
Total from investment operations	2.91	(1.10)	.89	.59	.45
Less distributions from:
Net investment income	(.16)	(.21)	(.16)	(.16)	(.14)
Net asset value, end of period	$11.41	$8.66	$9.97	$9.24	$8.81
Total Return (%)[b]	33.81	(11.38)	9.72	6.72	5.30 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	149	255	217	56
Ratio of expenses before expense reductions (%)	1.16	1.17	1.16	1.24	1.19 [d]
Ratio of expenses after expense reductions (%)	1.07	1.07	1.07	1.07	1.02 [d]
Ratio of net investment income (%)	1.23	1.68	1.57	1.49	1.34
Portfolio turnover rate (%)	74	88	72	143	222
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the consolidated financial statements.
DWS RREEF Real Assets Fund	| 35

DWS RREEF Real Assets Fund — Institutional Class
	Years Ended March 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.67	$9.97	$9.25	$8.82	$8.50
Income (loss) from investment operations:
Net investment income[a]	.15	.17	.16	.15	.12
Net realized and unrealized gain (loss)	2.77	(1.25)	.73	.45	.35
Total from investment operations	2.92	(1.08)	.89	.60	.47
Less distributions from:
Net investment income	(.17)	(.22)	(.17)	(.17)	(.15)
Net asset value, end of period	$11.42	$8.67	$9.97	$9.25	$8.82
Total Return (%)[b]	33.94	(11.17)	9.74	6.84	5.61 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,146	340	170	95	45
Ratio of expenses before expense reductions (%)	1.03	1.07	1.07	1.12	1.07 [d]
Ratio of expenses after expense reductions (%)	.94	.95	.95	.95	.90 [d]
Ratio of net investment income (%)	1.49	1.72	1.68	1.58	1.44
Portfolio turnover rate (%)	74	88	72	143	222
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
The accompanying notes are an integral part of the consolidated financial statements.
36 |	DWS RREEF Real Assets Fund

Notes to Consolidated Financial Statements
A.	Organization and Significant Accounting Policies
DWS RREEF Real Assets Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective May 10, 2021, Class C shares automatically convert to Class A shares in the same fund after 8 years instead of 10 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an
DWS RREEF Real Assets Fund	| 37

investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.
Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary” ). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA” ), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC” ) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor” ) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2021, the Fund’s investment in the Subsidiary was $177,970,044, representing 11.3% of the Fund’s total assets.
The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the
38 |	DWS RREEF Real Assets Fund

calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
DWS RREEF Real Assets Fund	| 39

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended March 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.02% annualized effective rate as of March 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of March 31, 2021, the Fund had securities on loan, which were classified as common stocks in the Consolidated Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of
40 |	DWS RREEF Real Assets Fund

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
Income from certain commodity-linked derivatives does not constitute “qualifying income”  to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.
At March 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $249,857,000, including short-term losses ($66,224,000) and long-term losses ($183,633,000). Such losses include $2,090,000 inherited from its merger with Deutsche Select Alternative Allocation Fund and $194,700,000 inherited from its merger with Deutsche Gold & Precious Metals Fund, which may be applied against any realized net taxable capital gains indefinitely subject to certain limitations under Section 381–384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of March 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated
DWS RREEF Real Assets Fund	| 41

financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in the Subsidiary, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At March 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 35,705,710
Capital loss carryforwards	$ (249,857,000)
Net unrealized appreciation (depreciation) on investments	$ 124,786,083
At March 31, 2021, the aggregate cost of investments for federal income tax purposes was $1,415,107,902. The net unrealized appreciation for all investments based on tax cost was $124,786,083. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $503,917,482 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $379,131,399.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2021	2020
Distributions from ordinary income*	$ 12,262,125	$ 11,760,948
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
42 |	DWS RREEF Real Assets Fund

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT” ) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.	Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2021, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by
DWS RREEF Real Assets Fund	| 43

the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
A summary of the open futures contracts as of March 31, 2021 is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended March 31, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $61,549,000 to $180,748,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $16,349,000.
The following tables summarize the value of the Fund’s derivative instruments held as of March 31, 2021 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Commodity Contracts (a)	$ 3,202,036
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
Liability Derivative	Futures Contracts
Commodity Contracts (a)	$ (3,357,582)
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:
(a)	Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

44 |	DWS RREEF Real Assets Fund

Realized Gain (Loss)	Futures Contracts
Commodity Contracts (a)	$ 17,663,387
The above derivative is located in the following Consolidated Statement of Operations account:
(a)	Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (a)	$ 9,448,563
The above derivative is located in the following Consolidated Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on futures
C.	Purchases and Sales of Securities
During the year ended March 31, 2021, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$1,158,108,544	$470,471,509
U.S. Treasury Obligations	$ 161,664,924	$ 86,764,587
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s sub-advisor.
RREEF America L.L.C (“RREEF” ), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net
DWS RREEF Real Assets Fund	| 45

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Over $2.0 billion of such net assets	.775%
Accordingly, for the year ended March 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.794% of the Fund’s average daily net assets.
For the period from April 1, 2020 through September 30, 2021 (through February 28, 2021 for Class R6 and Institutional Class shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.22%
Class T	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.95%
Class S	1.07%
Institutional Class	.95%
Effective March 1, 2021 through February 28, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:
Class R6	.90%
Institutional Class	.90%
46 |	DWS RREEF Real Assets Fund

For the year ended March 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 86,844
Class T	10
Class C	16,668
Class R	6,381
Class R6	1,257
Class S	151,298
Institutional Class	430,736
$ 693,194
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2021, the Administration Fee was $766,788, of which $108,968 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at March 31, 2021
Class A	$ 22,157	$ 3,764
Class T	24	4
Class C	2,124	352
Class R	493	89
Class R6	368	51
Class S	66,140	11,210
Institutional Class	3,213	136
	$ 94,519	$ 15,606
In addition, for the year ended March 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by
DWS RREEF Real Assets Fund	| 47

unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 82,572
Class C	17,359
Class R	6,325
Class S	292,822
Institutional Class	384,647
$ 783,725
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended March 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2021
Class C	$ 110,110	$ 7,700
Class R	6,624	579
	$ 116,734	$ 8,279
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2021	Annual Rate
Class A	$ 195,969	$ 34,524.24%
Class T	18	9.15%
Class C	36,212	5,112.25%
Class R	6,616	1,107.25%
	$ 238,815	$ 40,752
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in
48 |	DWS RREEF Real Assets Fund

connection with the distribution of Class A shares for the year ended March 31, 2021 aggregated $3,628.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2021, the CDSC for Class C shares aggregated $2,069. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2021, DDI received $7,031 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended March 31, 2021, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders”  aggregated $3,160, of which $436 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended March 31, 2021, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,768.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including
DWS RREEF Real Assets Fund	| 49

the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2021.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,878,126	$ 30,227,102	2,828,843	$ 29,093,518
Class C	184,585	1,928,741	314,680	3,136,758
Class R	17,923	183,891	37,722	393,628
Class R6	2,805,179	31,374,721	421,429	4,275,815
Class S	11,331,991	118,518,362	9,612,473	98,060,229
Institutional Class	75,825,081	821,657,520	30,999,924	316,014,100
		$ 1,003,890,337		$ 450,974,048
Shares issued to shareholders in reinvestment of distributions
Class A	107,572	$ 1,108,439	134,698	$ 1,386,524
Class T	17	166	21	216
Class C	9,431	93,093	28,210	286,047
Class R	2,997	30,814	5,024	51,912
Class R6	7,991	82,318	3,683	37,900
Class S	275,515	2,825,358	387,663	3,951,116
Institutional Class	712,186	7,327,014	498,206	5,106,276
		$ 11,467,202		$ 10,819,991
50 |	DWS RREEF Real Assets Fund

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(3,043,295)	$ (31,634,880)	(2,121,550)	$ (20,978,386)
Class C	(920,666)	(9,450,588)	(1,401,853)	(14,173,538)
Class R	(61,854)	(646,723)	(88,201)	(883,665)
Class R6	(35,183)	(370,209)	(45,802)	(467,749)
Class S	(7,491,338)	(75,713,864)	(18,447,374)	(185,060,035)
Institutional Class	(15,329,971)	(154,686,503)	(9,352,224)	(90,495,554)
		$ (272,502,767)		$ (312,058,927)
Net increase (decrease)
Class A	(57,597)	$ (299,339)	841,991	$ 9,501,656
Class T	17	166	21	216
Class C	(726,650)	(7,428,754)	(1,058,963)	(10,750,733)
Class R	(40,934)	(432,018)	(45,455)	(438,125)
Class R6	2,777,987	31,086,830	379,310	3,845,966
Class S	4,116,168	45,629,856	(8,447,238)	(83,048,690)
Institutional Class	61,207,296	674,298,031	22,145,906	230,624,822
		$ 742,854,772		$ 149,735,112
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund
DWS RREEF Real Assets Fund	| 51

and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
52 |	DWS RREEF Real Assets Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Market Trust and Shareholders of DWS RREEF Real Assets Fund:
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of DWS RREEF Real Assets Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Market Trust) (the “Trust” ), including the consolidated investment portfolio, as of March 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche DWS Market Trust) at March 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
DWS RREEF Real Assets Fund	| 53

effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
May 25, 2021
54 |	DWS RREEF Real Assets Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2020 to March 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS RREEF Real Assets Fund	| 55

Expenses and Value of a $1,000 Investment
for the six months ended March 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/21	$1,168.10	$1,168.10	$1,164.10	$1,166.00	$1,170.60	$1,169.70	$1,170.60
Expenses Paid per $1,000*	$ 6.59	$ 6.59	$ 10.63	$ 7.94	$ 4.98	$ 5.79	$ 5.09
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/21	$1,018.85	$1,018.85	$1,015.11	$1,017.60	$1,020.34	$1,019.60	$1,020.24
Expenses Paid per $1,000*	$ 6.14	$ 6.14	$ 9.90	$ 7.39	$ 4.63	$ 5.39	$ 4.73
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS RREEF Real Assets Fund	1.22%	1.22%	1.97%	1.47%	.92%	1.07%	.94%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
56 |	DWS RREEF Real Assets Fund

Tax Information	(Unaudited)
For corporate shareholders, 29% of the income dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended March 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $22,964,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS RREEF Real Assets Fund	| 57

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
58 |	DWS RREEF Real Assets Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS RREEF Real Assets Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and RREEF America L.L.C. (“RREEF” ), an affiliate of DIMA, in September 2020.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and
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resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.
60 |	DWS RREEF Real Assets Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from
DWS RREEF Real Assets Fund	| 61

advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
62 |	DWS RREEF Real Assets Fund

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order” ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.
DWS RREEF Real Assets Fund	| 63

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
64 |	DWS RREEF Real Assets Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	72	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
DWS RREEF Real Assets Fund	| 65

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); formerly: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (health care) (2009–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
66 |	DWS RREEF Real Assets Fund

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary July 14, 2006–December 31, 2010) and Secretary January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasure’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasure’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
DWS RREEF Real Assets Fund	| 67

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[5] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Anti-Financial Crime & Compliance US (Regional Head), DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
68 |	DWS RREEF Real Assets Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS RREEF Real Assets Fund	| 69

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAWX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 671	25159K 887	25159K 804	25159K 705
Fund Number	487	1787	787	2087	1487
For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687
70 |	DWS RREEF Real Assets Fund

Notes

DRAF-2
(R-027136-12 5/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF Real assets Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$48,933	$0	$10,366	$0
2020	$48,933	$0	$11,267	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$207,127	$0
2020	$0	$1,135,818	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$10,366	$207,127	$0	$217,493
2020	$11,267	$1,135,818	$0	$1,147,085

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Assets Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/28/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/28/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	5/28/2021